Exhibit 10.13

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of December 28, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this agreement, excluding Hong Kong, Macau and Taiwan):

Party A:            Jinbei (Tianjin) Technology Co., Ltd., a limited liability company, organized and existing under the laws of the PRC, with its address at Unit 28, Room 212, 2/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area;

Party B:                    SHAN Yigang, a Chinese citizen with Identification No.: ******************; and

Party C:            Tianjin Xiaowu Information Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Unit 59, Room 112, 1/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area.

In this Agreement, each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.              Party B is a shareholder of Party C and as of the date hereof holds 5.6172% of equity interests of Party C, representing RMB561,720 in the registered capital of Party C.

2.                  Party B agrees to grant Party A an exclusive option through this Agreement, and Party A agrees to accept such exclusive option to be used for the purpose of purchasing all or part of equity interest of Party C held by Party B.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                  Sale and Purchase of Equity Interest

1.1       Option Granted

Party B hereby exclusively, irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”).  Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B.  Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A.

Strictly Confidential

The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option, and the name of the Designee(s) if any; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for transfer of the Optioned Interests.

1.3       Equity Interest Purchase Price

The total purchase price for the purchase by Party A of all Optioned Interests held by Party B upon exercise of the Equity Interest Purchase Option by Party A shall be the then paid-in capital of the Optioned Interests or the minimum price permitted under PRC law; if Party A exercises the Equity Interest Purchase Option to purchase part of the Optioned Interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis.  If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”). Party B shall donate the balance of the Equity Interest Purchase Price received from Party A, after deducting/ withholding the relevant taxes (if any) pursuant to applicable laws of China, to Party A or the Designee(s) of Party A for free within ten (10) days after Party B receives the Equity Interest Purchase Price and pays/ withholds the relevant taxes (if any).

1.4       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1                    Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                    Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Optioned Interests to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3                    Within thirty (30) days after receipt of the Equity Interest Purchase Option Notice by Party B from Party A and/or any Designee (whichever is applicable), Party B and Party A and/or such Designee (whichever is applicable) shall complete all procedures for Party A’s and/or such Designee’s (whichever is applicable) acquisition of such Optioned Interests and for Party A and/or such Designee (whichever is applicable) becoming a shareholder of Party C, including without limitation execution of  an equity interest transfer contract and any other necessary documents or agreements, adoption of any necessary resolutions, issuance of any necessary documents by Party C and performance of all relevant procedures;

1.4.4                    The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests.  For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney.  “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Equity Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.  “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

2.                  Covenants

2.1                     Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                    Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                    They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3                    Without the prior written consent of Party A, Party C shall not, and shall procure its subsidiaries not to sell, transfer, mortgage or dispose of in any manner any assets (except for the assets of less than RMB200,000 needed in the ordinary course of business), business, operation rights, legitimate interest in the income of Party C, or set any liens, claims, charges and encumbrances on such assets, business, operation rights, legitimate interest in the income of Party C;

2.1.4                    Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5                    They shall always operate all of Party C’s businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6                    Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB200,000 shall be deemed a major contract);

2.1.7                    Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit, or provide securities or guarantee for indebtedness of any third party;

2.1.8                    They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                    If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10             Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11             They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12             To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13             Without the prior written consent of Party A, Party C shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14             At the request of Party A, they shall appoint any person designated by Party A as the director, supervisor and senior management of Party C, and/or remove any incumbent director, supervisor and senior management of Party C, and perform all relevant resolutions and filing procedures; Party A has the right to demand Party B and Party C to make such replacement.

2.1.15             Without Party A’s prior written consent, Party C shall not engage in any business in competition with Party A or its affiliates;

2.1.16             Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A;

2.1.17             In the event that any shareholder of Party C or Party C fails to comply with its tax obligations under the applicable laws that hinders the exercise of the Equity Interest Purchase Option by Party A, Party A is entitled to demand Party C or its shareholders to comply with the tax obligations; and

2.1.18             Party B and Party C shall procure the subsidiaries of Party C to comply with the covenants applicable to Party C as prescribed in this Section 2.1 where applicable, as such subsidiaries are the Party C under the relevant provisions.

2.2                     Covenants of Party B

Party B hereby covenants as follows:

2.2.1                    Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.2                    Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.3                    Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4                    Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5                    Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                    To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7                    Party B shall appoint any designee of Party A as the director and senior management of Party C, at the request of Party A;

2.2.8                    Party B gives consent to execution by each other shareholder of Party C with Party A and Party C the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney and undertakes not to take any action in conflict with such documents executed by the other shareholders; with respect to the transfer of equity interest of Party C by any of the other shareholders of Party C to Party A and/or the Designee(s) pursuant to such shareholder’s exclusive option agreement, Party B hereby waives all of its right of first refusal (if any).

2.2.9                    Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.10             Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                  Representations and Warranties

Party B and Party C hereby represent and warrant to Party A severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that (whereas, Party B only make representations and warranties with respect to the following matters provided under Sections 3.1, 3.2, 3.3 and 3.4 that apply to Party B):

3.1                     They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts.  Party B and Party C agree to enter into Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option.  This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     Party B and Party C have obtained any and all approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

3.3                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4                     Party B has a good and merchantable title to the equity interests held by Party B in Party C.  Except for Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests;

3.5                     Party C is a limited liability company duly organized and validly existing under the laws of the PRC. Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.6                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

3.7                     Party C has complied with all PRC laws and regulations in material aspects;

3.8                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C;

3.9                     In case of Party B’s death, incapability, divorce, bankruptcy or other circumstances which may affect his exercise of equity interests in Party C, Party B’s successor (including its spouse, children, parents, siblings and grandparents) or the holder or transferee of the equity interests in Party C at the time will be deemed as one of the Parties to this Agreement, undertaking all the rights and obligations of Party B under this Agreement, and will transfer the Optioned Interests to Party A or the Designee(s) of Party A in accordance with the applicable laws at the time and this Agreement; and

3.10              The equity interests in Party C held by Party B shall not be the community property of his spouse. Party C’s spouse is not entitled to own or dispose of the equity interests in Party C; operating and management of Party C by Party B on the basis of his ownership interests in Party C and other voting matters shall not be affected by his spouse.

4.                  Effective Date and Term

4.1                     This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

4.2                     Within the term of this Agreement, Party A may at its sole discretion decide to unconditionally terminate this Agreement by issuing a written notice to Party B in advance and bears no liability.  Unless otherwise provided for by any mandatory provision of PRC laws, neither Party B nor Party C is entitled to terminate this Agreement unilaterally.

5.                  Governing Law and Resolution of Disputes

5.1                     Governing Law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

5.2                     Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations.  In the event the Parties fail to reach an agreement on the dispute through negotiations, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with its arbitration rules and procedures in effect at the time. The arbitration tribunal shall be consisted three (3) arbitrators according to the arbitration rules and procedures, among whom one of them shall be designated by the applicant, one of them shall be designated by respondent and one of them shall be designated upon the negotiation by aforesaid two arbitrators or by the Beijing Arbitration Commission. The arbitration shall be conduct confidentially and the language of the arbitration shall be Chinese. The arbitration shall be conducted in Beijing.  The arbitration award shall be final and binding on all Parties.

5.3                     To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation.  To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration.  Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

5.4                     Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.                  Taxes and Fees

Unless as otherwise agreed in this Agreement, each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                  Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1            Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices;

7.1.2            Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                     For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Jinbei (Tianjin) Technology Co., Ltd.
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Attn:	Shenglei, Ma Yeming
Phone:	*********** (Sheng Lei);*********** (Ma Yeming)

Party B:	SHAN Yigang
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Phone:	*********** (Sheng Lei); *********** (Ma Yeming)

Party C:	Tianjin Xiaowu Information Technology Co., Ltd.
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Attn:	Shenglei, Ma Yeming
Phone:	*********** (Sheng Lei); *********** (Ma Yeming)

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.                  Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section.  Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.                  Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.           Breach of Agreement

If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require the Party B or Party C to compensate all damages; this Section 10 shall not prejudice any other rights of Party A herein.

11.           Miscellaneous

11.1                        Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2                        Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3                        Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4                        Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

11.5                        Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6                        Assignment

Without Party A’s prior written consent, Party B and Party C shall not assign their respective rights and obligations under this Agreement to any third party. Party B and Party C agree that Party A may assign its rights and obligations under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and Party C and does not need any consent from Party B or Party C for such assignment.  Party B hereby agrees and confirms that, in the event that Party B is dead or becomes person with limited capacity or no capacity, all the equity interest in Party C held by Party B shall automatically and unconditionally be transferred to Party A or the Designee(s) of Party A at the Equity Interest Purchase Price as prescribed in Section 1.3.  The Equity Interest Purchase Price payable to Party B shall be handled in accordance with the provision of Section 1.3.

11.7                        Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors and the permitted assigns of the Parties.

11.8                        Survival

11.8.1.           Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.8.2.           The provisions of Sections 5, 8, 10 and this Section 11.8 shall survive the termination of this Agreement.

11.9                        Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties.  No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.10                 Language

This Agreement is written in both Chinese and English language.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party A:	Jinbei (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party B:	SHAN Yigang

By:	/s/ SHAN Yigang

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party C:	Tianjin Xiaowu Information Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Exclusive Option Agreement

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of December 28, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”, for the purpose of this agreement, excluding Hong Kong, Macau and Taiwan):

Party A:            Jinbei (Tianjin) Technology Co., Ltd., a limited liability company, organized and existing under the laws of the PRC, with its address at  Unit 28, Room 212, 2/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area;

Party B:                    ZUO Hui, a Chinese citizen with Identification No.: ******************; and

Party C:            Tianjin Xiaowu Information Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Unit 59, Room 112, 1/F, Office Building C, Integrated Service Area, Nangang Industrial Zone, Tianjin Economic-Technological Development Area.

Whereas:

1.              Party B is a shareholder of Party C and as of the date hereof holds 94.3828% of equity interests of Party C, representing RMB9,438,280 in the registered capital of Party C.

2.                  Party B agrees to grant Party A an exclusive option through this Agreement, and Party A agrees to accept such exclusive option to be used for the purpose of purchasing all or part of equity interest of Party C held by Party B.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                Sale and Purchase of Equity Interest

1.1       Option Granted

Party B hereby exclusively, irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”).  Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B.  Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A.  The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

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1.2       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option, and the name of the Designee(s) if any; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for transfer of the Optioned Interests.

1.3       Equity Interest Purchase Price

The total purchase price for the purchase by Party A of all Optioned Interests held by Party B upon exercise of the Equity Interest Purchase Option by Party A shall be the then paid-in capital of the Optioned Interests or the minimum price permitted under PRC law; if Party A exercises the Equity Interest Purchase Option to purchase part of the Optioned Interests held by Party B in Party C, then the purchase price shall be calculated on a pro rata basis.  If appraisal is required by the laws of China at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China (collectively, the “Equity Interest Purchase Price”). Party B shall donate the balance of the Equity Interest Purchase Price received from Party A, after deducting/ withholding the relevant taxes (if any) pursuant to applicable laws of China, to Party A or the Designee(s) of Party A for free within ten (10) days after Party B receives the Equity Interest Purchase Price and pays/ withholds the relevant taxes (if any).

1.4       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1                    Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                    Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Optioned Interests to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3                    Within thirty (30) days after receipt of the Equity Interest Purchase Option Notice by Party B from Party A and/or any Designee (whichever is applicable), Party B and Party A and/or such Designee (whichever is applicable) shall complete all procedures for Party A’s and/or such Designee’s (whichever is applicable) acquisition of such Optioned Interests and for Party A and/or such Designee (whichever

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is applicable) becoming a shareholder of Party C, including without limitation execution of  an equity interest transfer contract and any other necessary documents or agreements, adoption of any necessary resolutions, issuance of any necessary documents by Party C and performance of all relevant procedures;

1.4.4                    The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests.  For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney.  “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Equity Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto.  “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

2.                Covenants

2.1                     Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                    Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                    They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3                    Without the prior written consent of Party A, Party C shall not, and shall procure its subsidiaries not to sell, transfer, mortgage or dispose of in any manner any assets (except for the assets of less than RMB200,000 needed in the ordinary course of business), business, operation rights, legitimate interest in the income of Party C, or set any liens, claims, charges and encumbrances on such assets, business, operation rights, legitimate interest in the income of Party C;

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2.1.4                    Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5                    They shall always operate all of Party C’s businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6                    Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB200,000 shall be deemed a major contract);

2.1.7                    Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit, or provide securities or guarantee for indebtedness of any third party;

2.1.8                    They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                    If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10             Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11             They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12             To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13             Without the prior written consent of Party A, Party C shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14             At the request of Party A, they shall appoint any person designated by Party A as the director, supervisor and senior management of Party C, and/or remove any incumbent director, supervisor and senior

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management of Party C, and perform all relevant resolutions and filing procedures; Party A has the right to demand Party B and Party C to make such replacement.

2.1.15             Without Party A’s prior written consent, Party C shall not engage in any business in competition with Party A or its affiliates;

2.1.16             Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A;

2.1.17             In the event that any shareholder of Party C or Party C fails to comply with its tax obligations under the applicable laws that hinders the exercise of the Equity Interest Purchase Option by Party A, Party A is entitled to demand Party C or its shareholders to comply with the tax obligations; and

2.1.18             Party B and Party C shall procure the subsidiaries of Party C to comply with the covenants applicable to Party C as prescribed in this Section 2.1 where applicable, as such subsidiaries are the Party C under the relevant provisions.

2.2                     Covenants of Party B

Party B hereby covenants as follows:

2.2.1                    Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.2                    Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.3                    Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4                    Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

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2.2.5                    Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                    To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7                    Party B shall appoint any designee of Party A as the director and senior management of Party C, at the request of Party A;

2.2.8                    Party B gives consent to execution by each other shareholder of Party C with Party A and Party C the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney and undertakes not to take any action in conflict with such documents executed by the other shareholders; with respect to the transfer of equity interest of Party C by any of the other shareholders of Party C to Party A and/or the Designee(s) pursuant to such shareholder’s exclusive option agreement, Party B hereby waives all of its right of first refusal (if any).

2.2.9                    Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.10             Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.                Representations and Warranties

Party B and Party C hereby represent and warrant to Party A severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1                     They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts.  Party B and Party C agree to enter into

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Transfer Contracts substantially consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option.  This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2                     Party B and Party C have obtained any and all approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

3.3                     The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4                     Party B has a good and merchantable title to the equity interests held by Party B in Party C.  Except for Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests;

3.5                     Party C is a limited liability company duly organized and validly existing under the laws of the PRC. Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.6                     Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

3.7                     Party C has complied with all PRC laws and regulations in material aspects;

3.8                     There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C;

3.9                     In case of Party B’s death, incapability, divorce, bankruptcy or other circumstances which may affect his exercise of equity interests in Party C, Party B’s successor (including its spouse, children, parents, siblings and grandparents) or the holder or transferee of the equity interests in Party C at the time will be deemed as one of the Parties to this Agreement, undertaking all the rights and obligations of Party B under this Agreement, and will

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transfer the Optioned Interests to Party A or the Designee(s) of Party A in accordance with the applicable laws at the time and this Agreement; and

3.10              The equity interests in Party C held by Party B shall not be the community property of his spouse. Party C’s spouse is not entitled to own or dispose of the equity interests in Party C; operating and management of Party C by Party B on the basis of his ownership interests in Party C and other voting matters shall not be affected by his spouse.

4.                Effective Date and Term

4.3                     This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

4.4                     Within the term of this Agreement, Party A may at its sole discretion decide to unconditionally terminate this Agreement by issuing a written notice to Party B in advance and bears no liability.  Unless otherwise provided for by any mandatory provision of PRC laws, neither Party B nor Party C is entitled to terminate this Agreement unilaterally.

5.                Governing Law and Resolution of Disputes

5.5                     Governing Law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

5.6                     Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations.  In the event the Parties fail to reach an agreement on the dispute through negotiations, either Party may submit the relevant dispute to the Beijing Arbitration Commission for arbitration, in accordance with its arbitration rules and procedures in effect at the time. The arbitration tribunal shall be consisted three (3) arbitrators according to the arbitration rules and procedures, among whom one of them shall be designated by the applicant, one of them shall be designated by respondent and one of them shall be designated upon the negotiation by aforesaid two arbitrators or by the Beijing Arbitration Commission. The arbitration shall be conduct confidentially and the language of the arbitration shall be Chinese. The arbitration shall be conducted in Beijing.  The arbitration award shall be final and binding on all Parties.

5.7                     To the extent permitted by PRC laws and where appropriate, the arbitration tribunal may grant any remedies in accordance with the provisions of this Agreement and applicable PRC laws, including preliminary and permanent

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injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Party C and awards directing Party C to conduct liquidation.  To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either Party may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration.  Without violating the applicable governing laws, the Parties agree that the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Party C are located shall all be deemed to have competent jurisdiction.

5.8                     Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.                Taxes and Fees

Unless as otherwise agreed in this Agreement, each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.                Notices

7.1                     All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices;

7.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2                     For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Jinbei (Tianjin) Technology Co., Ltd.
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Attn:	Shenglei, Ma Yeming

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Phone:	13811806318 (Sheng Lei); 18601251784 (Ma Yeming)

Party B:	ZUO Hui
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Phone:	13811806318 (Sheng Lei); 18601251784 (Ma Yeming)

Party C:	Tianjin Xiaowu Information Technology Co., Ltd.
Address:	Lianjia Real Estate, Building 16, Yard 5, Jiangtai Road, Chaoyang District, Beijing
Attn:	Shenglei, Ma Yeming
Phone:	13811806318 (Sheng Lei);18601251784 (Ma Yeming)

7.3                     Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.                Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section.  Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.                Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

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10.           Breach of Agreement

If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require the Party B or Party C to compensate all damages; this Section 10 shall not prejudice any other rights of Party A herein.

11.           Miscellaneous

11.1                        Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2                        Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3                        Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4                        Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

11.5                        Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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11.6                        Assignment

Without Party A’s prior written consent, Party B and Party C shall not assign their respective rights and obligations under this Agreement to any third party. Party B and Party C agree that Party A may assign its rights and obligations under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and Party C and does not need any consent from Party B or Party C for such assignment.  Party B hereby agrees and confirms that, in the event that Party B is dead or becomes person with limited capacity or no capacity, all the equity interest in Party C held by Party B shall automatically and unconditionally be transferred to Party A or the Designee(s) of Party A at the Equity Interest Purchase Price as prescribed in Section 1.3.  The Equity Interest Purchase Price payable to Party B shall be handled in accordance with the provision of Section 1.3.

11.7                        Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors and the permitted assigns of the Parties.

11.8                        Survival

11.8.3.           Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.8.4.           The provisions of Sections 5, 8, 10 and this Section 11.8 shall survive the termination of this Agreement.

11.9                        Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties.  No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.10                 Language

This Agreement is written in both Chinese and English language.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party A:	Jinbei (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party B:	ZUO Hui

By:	/ZUO Hui

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party C:	Tianjin Xiaowu Information Technology Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name:	PENG Yongdong
Title:	Legal Representative

Signature Page to Exclusive Option Agreement